SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:
[ ]     Preliminary proxy statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2)
[X]     Definitive proxy statement
[ ]     Definitive additional materials
[ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       INTERNATIONAL FAST FOOD CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                       INTERNATIONAL FAST FOOD CORPORATION
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:


[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:


(2)   Form, schedule or registration statement no.:


(3)   Filing party:


(4)   Date Filed:

                       INTERNATIONAL FAST FOOD CORPORATION
            1000 LINCOLN ROAD, SUITE 200, MIAMI BEACH, FLORIDA 33139

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, OCTOBER 25, 2000
                             ----------------------

To the Shareholders of International Fast Food Corporation:

           NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of International Fast Food Corporation, a Florida corporation (the "Company" or "IFFC"), will be held at 9:00 a.m., local time, on Wednesday, October 25, 2000, at the Cheeca Lodge, 81801 Overseas Highway, Islamorada, Florida 33036, for the following purposes:

     (1) To elect two members to the Company's Board of Directors to hold office until the Company's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     (2) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

           The Board of Directors has fixed the close of business on September 29, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

           Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                  By Order of the Board of Directors

                                  /S/ MITCHELL RUBINSON
                                  Chairman of the Board, Chief Executive Officer President, Chief Operating Officer and Chief Financial Officer

Miami Beach, Florida
October 3, 2000



THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                       INTERNATIONAL FAST FOOD CORPORATION


                              --------------------
                                 PROXY STATEMENT
                              --------------------

           This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of International Fast Food Corporation, a Florida corporation (the "Company" or "IFFC"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Wednesday, October 25, 2000, at the Cheeca Lodge, 81801 Overseas Highway, Islamorada, Florida 33036, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

           The approximate date that this Proxy Statement and the enclosed form of proxy are being mailed to shareholders is October 3, 2000. Shareholders should review the information provided herein in conjunction with the Company's 1999 Annual Report on Form 10-KSB, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139, and its telephone number is (305) 531-5800.

INFORMATION CONCERNING PROXY

           The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

           The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

PURPOSES OF THE MEETING

           At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

     (1) The election of two members to the Company's Board of Directors to serve until the Company's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     (2) Such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponement(s) thereof.

           Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the two nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made thereon.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

           The Board has set the close of business on September 29, 2000 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 45,863,209 shares of Common Stock issued and outstanding. Only the holders of issued and outstanding shares of Common Stock are entitled to vote at the Annual Meeting. Shareholders are entitled to one vote for each share held and do not have the right to cumulate their votes.

           The Company's Bylaws provide that the attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Under the Florida Business Corporation Act (the "Act"), directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

           Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the names of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has, in the opinion of the Company, the discretion to vote the beneficial owner's shares with respect to each of the matters presented at the Annual Meeting (absent contrary instructions from the beneficial owner). If a matter has been included in the proxy to which a broker or nominee does not have discretionary voting power, any broker or nominee "non-votes" will not be considered as shares entitled to vote on that subject matter and, therefore, will not be considered by the inspector when counting votes cast on the matter.

                               SECURITY OWNERSHIP

           The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Common Stock by: (a) each person known by the Company to own beneficially more than 5% of its Common Stock, (b) each director and nominee for director of the Company, (c) the Named Executive Officer and (d) all directors and executive officers of the Company as a group. Except as otherwise indicted, the Company believes that all beneficial owners named below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                                                                      PERCENTAGE OF
    NAME AND ADDRESS OF                                               AMOUNT AND NATURE OF            OUTSTANDING
  BENEFICIAL OWNER(1)(2)                                              BENEFICIAL OWNERSHIP            SHARES OWNED
  ----------------------                                              --------------------            ------------
DIRECTORS AND EXECUTIVE OFFICERS:
   Mitchell Rubinson............................................         27,759,211(3)                    60.5%
   Larry H. Schatz..............................................            750,000(4)                     1.6%
   All directors and executive officers as a group (two
     persons)...................................................         28,809,211                       62.1%
OTHER 5% OWNERS:
   Joel Hirschhorn..............................................          2,343,000(5)                     5.1%
   Edda Rubinson................................................         23,409,211(6)                    51.0%
   Pilgrim Investments, Inc.
     Two Pickwick Plaza
     Greenwich, Conn. 06830.....................................         24,092,697(7)                    34.4%
   Legg Mason High Yield Portfolio
     c/o Western Asset Management Company
     117 E. Colorado Blvd.
     Pasadena, CA 91105.........................................     ------------------------             22.9%
                                                                         13,611,058(8)
   Bank of America Corporation
     233 S. Wacker Drive, Suite 2800
     Chicago, Ill. 60606........................................          5,441,279(9)                    10.6%
   Nigel Norton.................................................          4,010,000                        8.7%
      Le Roccabella
      24 Avenue Princesse Grace
      Monte Carlo 98000 Monaco
-------------------------

(1) Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o 1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139.
(2) Unless otherwise indicated, under Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding as of the Record Date.
(3) Includes 22,409,211 shares of Common Stock held jointly with his wife, Edda Rubinson, and 5,000,000 shares of Common Stock owned by Mr. Rubinson, individually, and options to purchase 150,000 shares of Common Stock granted to Mr. Rubinson pursuant to the Company's 1993 Stock Option Plan that are immediately exercisable at an exercise price of $.40 per share.
(4) Reflects options to purchase 50,000 shares of Common Stock granted to Mr. Schatz that are immediately exercisable at an exercise price of $.40 per share and 200,000 shares exercisable at $.75. Mr. Schatz owns 500,000 of Common Stock
(5) Reflects 2,000,000 shares of Common Stock held by Mr. Hirschhorn, individually, and 353,000 shares of Common Stock held by Mr. Hirschhorn, as trustee for the Hirschhorn & Beber, P.A. Trust u/a January 1, 1996 401(k) profit sharing plan.
(6)   These shares are held jointly with Edda Rubinson's husband, Mitchell
      Rubinson.
(7) Includes 23,959,696 shares of Common Stock which would be acquired upon the conversion of the shares of Series B Preferred Stock held by Pilgrim Balance Sheet Opportunities Fund, Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II. Pilgrim Investments, Inc. is the parent company of such funds.
(8) Includes (i) 51,146 shares of common stock and (ii) 13,559,912 shares of common stock which would be acquired upon the conversion of 11% Convertible Senior Subordinated Discount Notes held by such entity based on the principal amount at maturity of such notes, and shares issuable for accrued interest thereon.
(9) As reported in the shareholder's Schedule 13G filed with the Securities and Exchange Commission on March 21, 2000. Reflects (i) 20,438 shares of common stock beneficially owned by NB Holdings Corporation, NationsBanc Montgomery Holdings Corporation and Banc of America Securities LLC and
      (ii) 5,420,841 shares of common stock which would be acquired upon conversion of the 11% Convertible Senior Subordinated Discount Notes held by such entity based on the principal amount at maturity of such notes and shares issuable for accrued interest thereon.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

           The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board within limits specified by the Company's Articles of Incorporation. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2001 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

           The Company has nominated the following two persons to be elected at the Annual Meeting as directors of the Company:

                                Mitchell Rubinson
                                 Larry H. Schatz


           Each such nominee currently serves as a director of the Company. The Board has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

           Under the terms of the Company's 11% Convertible Senior Subordinated Discount Notes (the "Notes"), the Company is required to nominate one individual designated by the holders of the Notes to serve as a director of the Company. In addition, under the terms of the Notes, Mr. Rubinson has agreed to vote his shares in favor of such nominee. The holders of the Notes have advised the Company that they are waiving their right to nominate an individual to serve as a director at the Annual Meeting.

           Biographical information relating to the nominees for director positions appears below on page 6 of this Proxy Statement under the heading "Directors and Executive Officers."

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TWO DIRECTOR NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

           The executive officers and directors of the Company are as follows:

          NAME                                AGE                POSITION WITH THE COMPANY
          ----                                ---                -------------------------
Mitchell Rubinson(1)(2)(3)................    53      Chairman of the Board,  Chief  Executive  Officer,  President,
                                                      Chief Operating Officer and Chief Financial Officer
Larry H. Schatz(1)(2)(3)..................    54      Vice Chairman of the Board
--------------------------------------------------------------------------------------------------------------

(1)        Member of the Audit Committee.
(2)        Member of the Stock Option Committee.
(3)        Member of the Nominating Committee.


           MITCHELL RUBINSON has served as our Chairman of the Board and Chief Executive Officer since our incorporation in December 1991, served as President from December 1991 to June 1998 and served as Chief Operating Officer and Chief Financial Officer since May, 2000. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of Capital Brands from March 1988 to April 1996, and was the Treasurer of Capital Brands from March 1992 to April 1993. Mr. Rubinson served as the Chairman of the Board, Chief Executive Officer and President of QPQ Corporation (now known as Regenesis Holdings, Inc.) from July 1993 to May 1997.

           LARRY H. SCHATZ has served as Vice Chairman of the Board of the Company since July 1997. Mr. Schatz has served as "of counsel" for the law firm of Grubman Indursky & Schindler P.C. since January 1996. From 1991 through December 1995 Mr. Schatz worked as an attorney in private practice.

COMPENSATION OF DIRECTORS

           The Company does not pay directors' fees, but reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors. Schatz receives $25,000 per annum for serving as Vice Chairman of the Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

           During the Company's fiscal year ended December 31, 1999, the Company's Board took action eleven times by unanimous written consent and had one meeting. All directors attended at least 75% of the meetings of the Board of Directors.

           Mitchell Rubinson and Larry Schatz currently constitute the members of the Board of Director's Audit, Stock Option and Nominating Committees. The Audit Committee reviews the records and affairs of the Company and its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Stock Option Committee is responsible for the grant of options under the Company's 1993 Stock Option Plan and 1993 Directors Stock Option Plan. The Nominating Committee is charged with making recommendations to the full Board for the selection of director nominees. There is no formal procedure for the submission of shareholder recommendations. These committees did not hold any meetings during the year ended December 31, 1999, and took action twice by unanimous written consent.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

           To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

           The following table sets forth, for the fiscal years ended December 31, 1997, 1998 and 1999, the aggregate compensation paid by the Company to Mitchell Rubinson, the Company's Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer (the "Named Executive Officer"). None of the Company's other executive officers' total annual salary and bonus for the year ended December 31, 1999 was $100,000 or more.



                                                       ANNUAL COMPENSATION (1)               LONG TERM COMPENSATION
                                                       -----------------------               ----------------------
                                                                                           AWARDS                  PAYOUTS
                                                                                           ------                  -------
                                                                                          SECURITIES
                                                                       OTHER ANNUAL       UNDERLYING             ALL OTHER
      NAME AND PRINCIPAL POSITION          FISCAL YEAR     SALARY      COMPENSATION     OPTIONS/SARS (#)        COMPENSATION
      ---------------------------          -----------     ------      ------------     ----------------        ------------

Mitchell Rubinson                              1999       $229,962                            0                       0
                                                                       $21,316(3)

   Chairman of the Board,...........           1998       $212,928     $20,865(4)             0                       0
   Chief Executive Officer, President,         1997       $192,163     $14,216(5)             0                       0
   Chief Operating Officer and Chief
   Financial Officer
-----------------------

(1) The columns for "Bonus," "Restricted Stock Awards" and "LTIP Payouts" have been omitted because there is no compensation required to be reported in such columns.

(2) See "Aggregated Fiscal Year-End Options Value Table" for additional information concerning outstanding options. The Company has not granted any stock appreciation rights ("SARs").

(3) Represents an automobile allowance of $12,000 and medical insurance premiums of $9,316.

(4) Represents an automobile allowance of $12,000 and medical insurance premiums of $8,865.

(5) Represents an automobile allowance of $12,000 and medical insurance premiums of $2,216.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

           There were no grants of stock options or stock appreciation rights ("SARs") made during the year ended December 31, 1999 to the Named Executive Officer.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

           The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officer as of December 31, 1999. No stock options were exercised by the Named Executive Officer during the year ended December 31, 1998. No SARs were granted or are outstanding.

                                            NUMBER OF SECURITIES
                                                UNDERLYING                   VALUE OF UNEXERCISED IN-THE-
                                         UNEXERCISED OPTIONS/SARS AT            MONEY OPTIONS/SARS AT
                                            DECEMBER 31, 1998(#)               DECEMBER 31, 1999($)(1)
                                            --------------------               -----------------------
     NAME                              EXERCISABLE         UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
     ----                              -----------         -------------     -----------        -------------
Mitchell Rubinson                       150,000                 0                 $                    $0

--------------
(1) The closing bid quotation for the Company's Common Stock as reported by the National Association of Securities Dealers on December 31, 1999 was $.70.


EMPLOYMENT AGREEMENTS

           On January 1, 2000, IFFC entered into an employment agreement with Mr. Rubinson, Chairman of the Board and Chief Executive Officer of the Company, extending his employment term until December 31, 2002. The agreement provides for a minimum annual salary of $250,000.00 during the first year, subject to a 10% annual increase for each of the remaining two years. Additionally, Mr. Rubinson is entitled to receive an annual incentive bonus as determined by the Board. Pursuant to his employment agreement, Mr. Rubinson is required to devote such portion of his business time to IFFC as may be reasonably required by IFFC's Board of Directors. Mr. Rubinson is entitled to four weeks of paid vacation during the first year of the initial term and six weeks of paid vacation during any subsequent year of his employment with IFFC. For each day of vacation that Mr. Rubinson elects not to take, pursuant to the employment agreement, IFFC will pay him an amount of money equal to the quotient of his then annual salary divided by 260. Mr. Rubinson's employment agreement requires that he not compete or engage in any business competitive with IFFC's business for the term of the agreement and for one year thereafter. Mr. Rubinson is also entitled to certain fringe benefits, including an automobile allowance. Mr. Rubinson's employment agreement provides for certain payments in the event his employment is terminated by reason of his death or disability and a severance payment of twice the minimum annual salary then in effect plus the incentive bonus paid in the prior year, in the event his employment is terminated by IFFC without cause. Mr. Rubinson's employment agreement does not provide for a severance payment in the event his employment is terminated for cause.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           On February 24, 1999, IFFP entered into a credit agreement with Citibank (Poland) S.A. under which Citibank granted IFFP a line of credit in the amount of $5,000,000. The line of credit is guaranteed by Burger King and the Company granted Burger King a security interest in the outstanding shares of IFFP. As a condition to the guarantee, Burger King required that the Company, IFFP and Mr. Rubinson, the Chairman of the Board and Chief Executive Officer of the Company and a principal shareholder, enter into a general release in favor of Burger King for any and all matters occurring before the date of the guarantee. In order for IFFP to enter into the credit agreement with Citibank, holders of the Company's outstanding 11% convertible notes were required to waive applicable provisions of the note indenture. As compensation for the waiver, the noteholders were issued an aggregate of 204,585 shares of IFFC's common stock, with a fair value of $.56 per share.

           Additionally, in connection with this transaction, Mr. Rubinson entered into a purchase agreement with Burger King which provides that if IFFP and the Company default on their obligations under the Reimbursement Agreement and Burger King takes possession of the IFFP shares, Mr. Rubinson is required to purchase the IFFP shares from Burger King for an amount equal to all amounts paid out by Burger King under the guaranty and all costs and expenses incurred by Burger King in connection with the enforcement of its rights under the reimbursement agreement. Mr. Rubinson received a fee of $150,000 from the Company in connection with the Purchase Agreement.

           In October 1999, IFFP increased the amount of the line of credit to $8,000,000. Additionally, as security for the line of credit, Burger King required that Mr. Rubinson enter into a personal guaranty with Burger King and pledge 5,000,000 shares of the Company's common stock owned by him. In connection with these matters, the Company entered into a reimbursement and fee agreement whereby the Company agreed to reimburse Mr. Rubinson for all amounts paid by him under his personal guaranty and to pay him a fee equal to 3% annually of the amount being guaranteed. In order for IFFP to increase the line of credit, holders of the outstanding 11% convertible notes were required to waive applicable provisions of the note indenture.

           On June 16, 2000, the Company entered into an agreement (the "Agreement") with BKC, pursuant to which BKC agreed, among other things, to discharge $8 million (plus interest) due to Citibank under IFFP credit facility and will be freed of the obligation to guarantee any future borrowings by IFFP. In addition, BKC, on the one hand, and the Company, IFFP and Mr. Rubinson, the Company's Chairman and Chief Executive Officer, on the other hand, granted mutual general releases with respect to any claims that may have arisen prior to the date of the Agreement, subject to certain exceptions. The Agreement also permits the Company, in its discretion, to close Burger King stores that are unprofitable, and thereafter to dispose of them as it deems fit. The Company recognized a gain on this transaction which is comprised as follows:


       Repayment of  IFFP line of credit by BKC, including accrued
          interest of  $109,898 ..................................   $     8,109,898
       Write-off of unamortized debt issuance costs...............    (    1,624,830)
       Legal and professional fees................................    (      654,652)
                                                                      ---------------
       Gain on settlement.........................................   $     5,830,416
                                                                      ===============


           In connection with the settlement agreement, the warrant held by BKC to purchase 4,000,000 shares of common stock of the Company at a price of $2.00 per share was cancelled, and 5,000,000 shares of common stock pledged by Mr. Rubinson to Burger King were released.

           In August 1999, $17,900,000 in stated principal amount at maturity of the Company's 11% Convertible Senior Subordinated Discount Notes held by the Pilgrim Balance Sheet Opportunities Fund, Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II were exchanged for an aggregate of 158,134 newly issued shares of the Company's Series B Convertible Preferred Stock.

           During the six months ended June 30, 2000, the Company borrowed an aggregate of $540,000 from Mitchell Rubinson, the Company's Chairman of the Board and Chief Executive Officer and principal shareholder, pursuant to the terms of a $1 million line of credit bearing interest at 10% per annum. The loans are due on demand. As of August 15, 2000, the balance of such loans was $951,000.

           As of June 30, 2000, the Company owed Mr. Rubinson $132,500 of salary and benefits applicable to the six months ended June 30, 2000. The balance of such amounts at August 15, 2000 was $143,365. As of June 30, 2000 and August 15, 2000, the Company also owed Mr. Rubinson a total of $109,000 for certain guarantee payments.

           All of the foregoing transactions were authorized by the disinterested directors of IFFC.

                         INDEPENDENT PUBLIC ACCOUNTANTS

           In January 1998, the Board appointed Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ended December 31, 1997 and selected such firm as the Company's accountants for the fiscal year ending December 31, 1998 and December 31, 1999. Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.

          On July 17, 2000, the Board appointed Moore Stevens Lovelace, P.A. as its new independent accountants for the fiscal year ending December 31, 2000.


                                 OTHER BUSINESS

           The Board knows of no business to be brought before the Annual Meeting other than the matters described in this Proxy Statement. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

           A shareholder intending to present a proposal at the Company's 2001 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Bylaws of the Company. To be eligible for inclusion in the Company's proxy statement and form of proxy relating to the meeting, shareholder proposals must be received at the Company's principal executive offices a reasonable time before the Company begins to print and mail its proxy materials.

                                  By Order of the Board of Directors


                                  /S/ MITCHELL RUBINSON
                                  Chairman of the Board, Chief Executive Officer President, Chief Operating Officer and
                                  Chief Financial Officer


Miami Beach, Florida
October 3, 2000

                       INTERNATIONAL FAST FOOD CORPORATION
                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA 33139


      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


                                  COMMON STOCK

           The undersigned holder of Common Stock of International Fast Food Corporation, a Florida corporation (the "Company"), hereby appoints Mitchell Rubinson and Larry Schatz, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, par value $.01 per share (the "Common Stock"), of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company, to be held on Wednesday, October 25, 2000, at 9:00 a.m., local time, at the Cheeca Lodge, 81801 Overseas Highway, Islamorada, Florida 33036 and at any adjournment(s) or postponement(s) thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW.

Proposal 1.   Election of Mitchell Rubinson and Larry Schatz as directors of the Company.


    [  ]      VOTE FOR all nominees listed above, except vote
              withheld from the following nominee(s) (if any).


              -----------------------------------------------------

              VOTE WITHHELD from all nominees.

           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

           The undersigned hereby acknowledges receipt of (i) the Notice of 2000 Annual Meeting of Shareholders and (ii) the Proxy Statement.


                                        Dated:                        ,  2000
                                              ---------------------------------


                                              ---------------------------------
                                                      (Signature)


                                              ---------------------------------
                                                (Signature if held jointly)


                                              IMPORTANT: Please sign exactly as
                                              your name appears hereon and mail
                                              it promptly even though you may
                                              plan to attend the meeting. When
                                              shares are held by joint tenants,
                                              both should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              your full title. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.


                                              PLEASE MARK, SIGN AND DATE THIS
                                              PROXY CARD AND PROMPTLY RETURN IT
                                              IN THE ENVELOPE PROVIDED. NO
                                              POSTAGE IS NECESSARY IF MAILED IN
                                              THE UNITED STATES.